UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest reported)  November 23, 1999



                      MCHENRY METALS GOLF CORP.
        (Exact name of registrant as specified in its chapter)




        NEVADA                  333-53737               87-0429261
(State or other jurisdication (Commission File Number) (IRS Employer
of incorporation)                                 Identification No.)



1945 CAMINO VIDA ROBLE, SUITE J, CARLSBAD, CA  92008
(Address of principal executive offices)       (Zip Code)



                            (760) 929-0015
         (Registrant's telephone number, including area code)




ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(i) On November 23, 1999, BDO Seidman, LLP resigned as the independent accountants for McHenry Metals Corp.


(ii) The accountants' report for the year ended December 31, 1998 was modified for going concern issues.


(iii)The Board of Directors has approved the selection of the new accounting firm of Clumeck, Stern, Phillips & Schenkelberg, Certified Public Accountants on December 1, 1999.


(iv) There were no disagreements during the two most recent fiscal years with the former accountants, BDO Seidman, LLP.




                              SIGNATURES

                MCHENRY METALS GOLF CORP.
             ________________________________
                  (Registrant)

               /s/THEODORE ARONEY
             ________________________________
                  (Signature)

                    THEODORE ARONEY,
                VICE CHAIRMAN OF THE BOARD
             ________________________________
                        (Name & Title)


                     DECEMBER 1, 1999
             ________________________________